EXHIBIT 10.1

                                                [FORM OF CPS PURCHASE AGREEMENT]



         PURCHASE AGREEMENT dated as of this [ ] by and between CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Seller"), having its principal executive office at 2 Ada, Irvine, California 92618, and CPS RECEIVABLES CORP. a California corporation (the "Purchaser"), having its principal executive office at 2 Ada, Irvine, California 92618.

         WHEREAS, in the regular course of its business, the Seller purchases and services through its auto loan programs certain motor vehicle retail installment sale contracts secured by new and used automobiles, light trucks, vans or minivans acquired from motor vehicle dealers.

         WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (as hereinafter defined), are to be sold by the Seller to the Purchaser, which CPS Receivables together with the Samco Receivables, Linc Receivables and [Affiliated Originator] Receivables (as hereinafter defined) will be transferred by the Purchaser, pursuant to the Pooling and Servicing Agreement (as hereinafter defined) to CPS Auto Trust 199[ ]-[ ] to be created thereunder, which Trust will issue certificates representing beneficial ownership interests in the Receivables and the other property of the Trust (the "Class A Certificates" and the "Class B Certificates", together, the "Certificates").

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Terms not defined in this Agreement shall have the meaning set forth in the Pooling and Servicing Agreement. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "[Affiliated Originator]" means an affiliate of CPS [other than Samco and Linc] that originates Receivables.

         "[Affiliated Originator] Assignment" means the assignment substantially in the form of Exhibit A to the [Affiliated Originator] Purchase Agreement.

         "[Affiliated Originator] Purchase Agreement" means the purchase agreement dated as of [ ], 19[ ], between [Affiliated Originator], as seller, and the Purchaser, as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "[Affiliated Originator] Receivable" shall have the meaning specified in the [Affiliated Originator] Purchase Agreement.]

         "Agreement" means this Purchase Agreement and the CPS Assignment.

         "Assignment"   means  the  CPS  Assignment,   Samco  Assignment,   Linc
Assignment and/or [[Affiliated Originator] Assignment.]

         "Base Prospectus" means the Prospectus dated [ ], 1997 with respect to CPS Auto Receivable Trusts, with the Purchaser as Seller, and any amendment or supplement thereto.

         "Basic Documents" means the Pooling and Servicing Agreement, the CPS Purchase Agreement, the Samco Purchase Agreement, the Linc Purchase Agreement, [the [Affiliated Originator] Purchase Agreement], the [Enhancement Agreement], [the Spread Account Agreement] and [ ] thereto, [the Lock-Box Agreement] and [the Servicing Assumption Agreement].

         "Closing Date" means [ ], [ ].

         "CPS" means Consumer Portfolio Services, Inc., a California corporation and its successors and assigns.

         "CPS Assignment" means the assignment dated [ ], [ ] by the Seller to the Purchaser, relating to the purchase of the CPS Receivables and certain other property related thereto by the Purchaser from the Seller pursuant to this Agreement, which shall be in substantially the form attached hereto as Exhibit A.

         "CPS Information" means (1) any information contained in the Prospectus Supplement or contained in or incorporated by reference in the Private Placement Memorandum other than the [Underwriter] Information, the Placement Agent Information, the Purchaser Information and the [Credit Enchancer] Information,
(2) the Rule 144A Information other than the Purchaser Information therein, (3) any amendment or supplement to the Prospectus Supplement or the Private Placement Memorandum that in each case specified in this clause (3) the Seller certifies in writing as constituting "CPS Information."

         "CPS Receivable" means each retail installment sale contract for a Financed Vehicle that appears on the Schedule of CPS Receivables and all rights thereunder.

         "CPS Receivables Purchase Price" means $[               ].

         ["[Credit Enhancer]" means [ ], a [ ] organized and created under the laws of [ ], or its successors in interest.]

         ["[Credit Enhancer] Information" means any information contained in the Prospectus Supplement and the Private Placement Memorandum under the heading "The [Credit Enhancer]".]

         "Cutoff Date" means [ ], [ ].

         "Distribution Date" means, for each Collection Period, the 15th day of the following month or, if such 15th day is not a Business Day, the next succeeding Business Day.

         ["[Enhancement Areement]" means the [Credit Enhancement Agreement] among [ ] and the [Credit Enhancer], dated as of [ ].]

         "Linc" means Linc Acceptance Company LLC, a Delaware limited liability company and its successors and assigns.

         "Linc Assignment" means the assignment substantially in the form of Exhibit A to the Linc Purchase Agreement.

         "Linc Purchase Agreement" means the purchase agreement dated as of [ ], 199 [ ], between Linc, as seller, and the Purchaser, as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Linc Receivable" shall have the meaning specified in the Linc Purchase Agreement.

         ["Lock-Box Agreement" means the [lock-box agreement] dated the Closing Date, among the Servicer, the Lock-Box Processor, CPS Receivables Corp. and the Trustee, as amended, modified or supplemented from time to time, unless such Agreement shall be terminated in accordance with its terms or the terms of the Pooling and Servicing Agreement, in which event the "Lock-Box Agreement" shall mean such other agreement, in form and substance acceptable to the [Credit Enhancer], among the Servicer, the Lock-Box Processor and the Trustee.]

         "Obligor(s)" means the purchaser or co-purchasers of a Financed Vehicle or any other person who owes or may be liable for payments under a Receivable.

         "Offering Documents" means the Prospectus Supplement and related Base Prospectus and the Private Placement Memorandum.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of [ ] among CPS Receivables Corp., as seller, Consumer Portfolio Services, Inc., as originator of the CPS Receivables and servicer, and [ ] as trustee and standby servicer.

         "Private Placement Memorandum" means the Private Placement Memorandum, dated [ ], relating to the private placement of the Class B Certificates and any amendment or supplement thereto.

         "Prospectus Supplement" means the Prospectus Supplement dated [ ], [ ], relating to the public offering of the Class A Certificates and any amendment or supplement thereto.

         "Purchase Agreement" means this Purchase Agreement, as this agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Purchaser" means CPS Receivables Corp., a California corporation, its successors and assigns.

         "Purchaser Information" means (1) the information regarding the Purchaser in the Prospectus Supplement in each case contained in the sections entitled "Summary -- Issuer," "-- Seller," "-- Tax Status" and "--ERISA Considerations" and "The Seller" therein, (2) the information contained in the Base Prospectus, (3) the information in the Prospectus Supplement under the heading "ERISA Considerations," (4) the information contained in the Private Placement Memorandum under the headings "Certain Federal Income Tax Consequences," "ERISA Considerations," "Notice to Investors" and "Placement" and the information incorporated by reference in the Private Placement Memorandum from the Base Prospectus and (5) information provided by the Purchaser for use in Rule 144A Information.

         "Receivable" means, collectively, the CPS Receivables, the Samco Receivables, the Linc Receivables and [the [Affiliated Originator] Receivables].

         "Repurchase Event" shall have the meaning specified in Section 6.2 hereof.

         "Rule 144A Information" means any information provided to any holder or prospective purchaser of Certificates pursuant to Section 12.13 of the Pooling and Servicing Agreement.

         "Samco" means Samco Acceptance Corp., a Delaware corporation, and its successors and assigns.

         "Samco Assignment" means the assignment substantially in the form of Exhibit A to the Samco Purchase Agreement.

         "Samco Purchase Agreement" means the Purchase Agreement dated as of [ ], [ ], between Samco Acceptance Corp., as seller, and the Purchaser, as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Samco Receivable" shall have the meaning specified in the Samco Purchase Agreement.

         "Schedule of [Affiliated Originator] Receivables" means the list of [Affiliated Originator] Receivables annexed to the [Affiliated Originator] Purchase Agreement as Exhibit B.

         "Schedule of CPS Receivables" means the list of CPS Receivables annexed hereto as Exhibit B.

         "Schedule of Linc Receivables" means the list of Linc Receivables annexed as Exhibit B to the Linc Purchase Agreement.

         "Schedule  of  Receivables"  means,  collectively,  the Schedule of CPS
Receivables, the Schedule of Linc Receivables and the Schedule of Samco Receivables.

         "Schedule of Samco Receivables" means the list of Samco Receivables annexed as Exhibit B to the Samco Purchase Agreement

         "Seller"  means  Consumer  Portfolio   Services,   Inc.,  a  California
corporation, in its capacity as seller of the Receivables and the other CPS Transferred Property relating thereto, and its successors and assigns.

         "Servicer" means Consumer Portfolio Services, Inc., a California corporation, in its capacity as Servicer of the Receivables, its successors and assigns.

         ["Servicing   Assumption  Agreement"  means  the  Servicing  Assumption
Agreement, dated as of [ ], among CPS, [the Standby Servicer] and the Trustee, as the same may be amended or supplemented in accordance with its terms.]

         ["Spread Account Agreement" means the Master Spread Account Agreement among [ ] and [the Collateral Agent], as amended and restated as of [ ], as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.]

         "Transferred  Property"  means,   collectively,   the  Transferred  CPS
Property, the Transferred Linc Property, the Transferred Samco Property, and [the Transferred [Affiliated Originator] Property].

         ["Transferred [Affiliated Originator] Property" shall have the meaning specified in [Affiliated Originator] Purchase Agreement.]

         "Transferred CPS Property" shall have the meaning specified in Section 2.1(a) hereof.

         "Transferred Linc Property" shall have the meaning specified in the Linc Purchase Agreement.

         "Transferred Property" shall have the meaning specified in Section 2.1(a) hereof.

         "Transferred Samco Property" shall have the meaning specified in the Samco Purchase Agreement.

         "Trust" means the CPS Auto Grantor Trust 199[ ]-[ ] created by the Pooling and Servicing Agreement.

         "Trustee" means [ ], in its capacity as trustee under the Pooling and Servicing Agreement, and any successor trustee thereunder.

         "UCC" means the Uniform Commercial Code, as in effect from time to time in the relevant jurisdictions.

         "Underwriter" means [ ].

         "Underwriting Agreements" means the (a) Underwriting Agreement, dated [] among the Underwriter, CPS, Samco, Linc and the [Affiliated Originator] and the Purchaser relating to the Class A Certificates and (b) the Certificate Purchase Agreement, dated [ ] among the Underwriter, CPS, Samco, Linc and the [Affiliated Originator] and the Purchaser relating to the Class B Certificates.

         "[Underwriter] Information" means the information in the penultimate paragraph of the cover page of the Prospectus Supplement and in the section entitled "Underwriting" in the Prospectus Supplement.


                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

         2.1. Purchase and Sale of Receivables. On the Closing Date, subject to the terms and conditions of this Purchase Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, without recourse (subject to the obligations in this Purchase Agreement and the Pooling and Servicing Agreement), all of the Seller's right, title and interest in, to and under the CPS Receivables and the other Transferred CPS Property relating thereto. The conveyance to the Purchaser of the CPS Receivables and other Transferred Property relating thereto is intended as a sale free and clear of all liens and it is intended that the Transferred CPS Property and other property of the Purchaser shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

         (a) Transfer of Receivables. On the Closing Date and simultaneously with the transactions to be consummated pursuant to the Pooling and Servicing Agreement, the Seller shall sell, transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein and in the Pooling and Servicing Agreement), (i) all right, title and interest of the Seller in and to the CPS Receivables listed in the Schedule of CPS Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables; (ii) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the CPS Receivables and any other interest of the Seller in the Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, such other evidence of ownership with respect to Financed Vehicles; (iii) all right, title and interest of the Seller in and to any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the CPS Receivables or the Obligors thereunder;
(iv) all right, title and interest of the Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles securing the CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the CPS Receivables or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each CPS Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Transferred CPS Property").

         (b) CPS Receivables Purchase Price. In consideration for the CPS Receivables and other CPS Transferred Property described in Section 2.1(a), the Purchaser shall, on the Closing Date, pay to the Seller the CPS Receivables Purchase Price by federal wire transfer (same day) funds.

         2.2. The Closing. The sale and purchase of the CPS Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 on the Closing Date, simultaneously with the closings under: (a) the Samco Purchase Agreement pursuant to which Samco will sell the Samco Receivables and other Transferred Samco Property to the Purchaser, (b) the Linc Purchase Agreement pursuant to which Linc will sell the Linc Receivables and other Transferred Linc Property to the Purchaser, (c) [the [Affiliated Originator] Purchase Agreement pursuant to which [Affiliated Originator] will sell the [Affiliated Originator] Receivables and other Transferred [Affiliated Originator] Property to the Purchaser, (d) the Pooling and Servicing Agreement pursuant to which (i) the Purchaser will assign all of its right, title and interest in and to the Receivables and the other Transferred Property to the Trustee for the benefit of the Certificateholders and (ii) the Trust will issue and deliver to the Purchaser in exchange for the Transferred Property the Certificates and (e) the Underwriting Agreements pursuant to which the Underwriters shall purchase the Class A Certificates and the Class B Certificates from the Purchaser.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing
Date):

         (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to execute and deliver this Agreement and perform its obligations hereunder.

         (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions material to the performance of its obligations under this Agreement.

         (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by the Purchaser by all necessary corporate action.

         (d) Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights and the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief.

         (e) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Purchaser, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents); nor violate any law, order, rule or regulation applicable to the Purchaser of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (A) asserting the invalidity of this Agreement or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the Certificates; or (D) relating to Purchaser and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

         (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Purchaser for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement or the Pooling and Servicing Agreement and other Basic Documents, except such as have been duly made or obtained.

         3.2. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing
Date):

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and had at all relevant times, and shall have, power, authority and legal right to acquire, own and service the Receivables.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the origination and the servicing of the Receivables as required by the Pooling and Servicing Agreement) shall require such qualifications.

                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the CPS Receivables and the other Transferred CPS Property conveyed to the Purchaser pursuant to the CPS Assignment, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights and the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief.

                  (v) No Violation. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation, as amended, or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other the Basic Documents); nor violate any law, order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates; or (D) relating to the Seller and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Seller for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement and the other Basic Documents, except such as have been duly made or obtained.

                  (viii) Financial Condition. The Seller has a positive net worth and is able to and does pay its liabilities as they mature. The Seller is not in default under any obligation to pay money to any person except for matters being disputed in good faith which do not involve an obligation of the Seller on a promissory note. The Seller will not use the proceeds from the transactions contemplated by this Agreement to give any preference to any creditor or class of creditors, and this transaction will not leave the Seller with remaining assets which are unreasonably small compared to its ongoing operations.

                  (ix) Fraudulent Conveyance. The Seller is not selling the Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Receivables to the Purchaser.

                  (x) Disclosure. The CPS Information contains no untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (x) Certificates, Statements and Reports. The officers' certificates, statements, reports and other documents prepared by the Seller and furnished by the Seller to the Purchaser or to the Underwriter pursuant to this Agreement and in connection with the transactions contemplated hereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                  (xii) Advice of Legal Counsel and Accountants. The Seller has consulted with its own legal counsel and independent accountants to the extent it has deemed necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated hereby, and the Seller is not participating in such transactions in reliance on any representations of the Purchaser or its affiliates, or their counsel with respect to tax, accounting and regulatory matters.

         (b) The Seller makes the following representations and warranties as to the Receivables including the Samco Receivables, the Linc Receivables and [the [Affiliated Originator] Receivables] and the other Transferred Property relating thereto on which the Purchaser relies in accepting the Receivables and the other Transferred Property relating thereto. Such representations and warranties speak with respect to each Receivable as of the Closing Date, but shall survive the sale, transfer, and assignment of the Receivables and the other Transferred Property relating thereto to the Purchaser and the subsequent assignment and transfer pursuant to the Pooling and Servicing Agreement:

                  (i) Origination Date. Each Receivable has an origination date on or after [ ].

                  (ii) Principal Balance/Number of Contracts. As of the Cutoff Date, the total aggregate principal balance of the Receivables was $[ ]. The Receivables are evidenced by [ ] Contracts.

                  (iii) Maturity of Receivables. Each Receivable has an original term to maturity of not more than 60 months; the weighted average original term to maturity of the Receivables is [ ] months as of the Cutoff Date; the remaining term to maturity of each Receivable was 60 months or less as of the Cutoff Date; the weighted average remaining term to maturity of the Receivables was [ ] months as of the Cutoff Date.

                  (iv)  Characteristics of Receivables.  (a) Each Receivable (1)
         has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto and has been purchased by the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]) in connection with the sale of Financed Vehicles by the Dealers, (2) has created a valid, subsisting, and enforceable first priority security interest in favor of the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]) in the Financed Vehicle, which security interest has been assigned by the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]) to the Purchaser, which in turn has assigned such security interest to the Trust pursuant to the Pooling and Servicing Agreement which will in turn assign such security interest to the Trustee, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment) and yield interest at the Annual Percentage Rate, (5) has an Annual Percentage Rate of not less than [ %], (6) that is a Rule of 78's Receivable provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a Rule of 78's Receivable or a Simple Interest Receivable, and (8) was originated by a Dealer and was sold by the Dealer without any fraud or misrepresentation on the part of such Dealer.

                  (v) As of the Cutoff Date, approximately [ %] of the aggregate Principal Balance of the Receivables, constituting [ %] of the number of Receivables, represent financing of used automobiles, light trucks, vans or minivans; the remainder of the Receivables represent financing of new automobiles, light trucks, vans or minivans; approximately [ %] of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS Alpha Program; approximately [ %] of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS Delta Program; approximately [ %] of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS First Time Buyer program; approximately [ %] of the Principal Balance of the Receivables were originated under the CPS Standard Program; approximately [ %] of the aggregate Principal Balance of the Receivables were originated under the CPS Super Alpha Program; approximately [ %] of the aggregate Principal Balance of the Receivables are Samco Receivables;
         approximately [ %] of the aggregate Principal Balance of the Receivables are Linc Receivables; [approximately [ %] of the aggregate Principal Balance of the Receivables are [Affiliated Originator] Receivables; no Receivable shall have a payment that is more than 30 days overdue as of the Cutoff Date; [ %] of the Receivables are Rule of 78's Receivables and [ %] of the Receivables are Simple Interest Receivables; each Receivable shall have a final scheduled payment due no later than [ ]; each Receivable has an original term to maturity of not more than 60 months and an average original term to maturity of [ ] months and a remaining term to maturity of not more than [ ] months [and an average remaining term to maturity of [ ] months; and each Receivable was originated on or before the Cutoff Date.

                  (vi) Scheduled Payments. Each Receivable had an original principal balance of not less than [$ ] nor more than [$ ] and, has an outstanding principal balance as of the Cutoff Date of not less than [$ ] and not more than [$ ] and has a first Scheduled Payment due on or prior to [ ].

                  (vii) Characteristics of Obligors. As of the date of each Obligor's application for the loan from which the related Receivable arises, each Obligor on any Receivable (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding, and (d) was domiciled in the United States.

                  (viii) Origination of Receivables. Based on the billing address of the Obligors and the Principal Balances as of the Cutoff Date, approximately [ %] of the Receivables were originated in California, approximately [ %] of the Receivables were originated in Florida, approximately [ %] of the Receivables were originated in Pennsylvania, approximately [ %] of the Receivables were originated in Texas and the remaining [ %] of the Receivables were originated in all other states.

                  (ix) Post-Office Box. On or prior to the next billing period after the Cutoff Date, the Seller will notify each Obligor to make payments with respect to its respective Receivable after the Cutoff Date directly to the Post-Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligors to make their payments directly to the Post-Office Box.

                  (x) Location of Receivable Files. A complete Receivable File with respect to each Receivable has been or prior to the Closing Date will be delivered to the Trustee at the location listed in Schedule B to the Pooling and Servicing Agreement.

                  (xi) Schedule of Receivables; Selection Procedures. The information with respect to the Receivables set forth in the Schedule of CPS Receivables, Schedule of Samco Receivables, Schedule of Linc Receivables and [Schedule of [Affiliated Originator] Receivables] is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

                  (xii) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time the related Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the California Automobile Sales Finance Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (xiii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

                  (xiv) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

                  (xv) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each Receivable shall be secured by a validly perfected first security interest in the Financed Vehicle in favor of the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]) as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date).

                  (xvi) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (xvii) No Waiver. No provision of a Receivable has been waived.

                  (xviii) No Amendments. No Receivable has been amended, except as such Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (xix) No Defenses. As of the Closing Date, no right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                  (xx) No Liens. As of the Cutoff Date, there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                  (xxi) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen; and none of the Seller, Samco, Linc nor [Affiliate Originator] shall waive and none of them has waived any of the foregoing; and no Financed Vehicle shall be in repossession as of the Cutoff Date.

                  (xxii) Insurance; Other. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and that each Receivable requires the Obligor to obtain and maintain such insurance naming the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]) and its successors and assigns as an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident or health insurance is covered by an insurance policy and certificate of insurance naming the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]) as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                  (xxiii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the CPS Receivables and other Transferred CPS Property from the Seller to the Purchaser and that the beneficial interest in and title to such CPS Receivables and other Transferred CPS Property not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No CPS Receivable or other Transferred CPS Property has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser or any such pledge has been released on or prior to the Closing Date. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each CPS Receivable and other Transferred CPS Property, and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each such CPS Receivable and other Transferred CPS Property, and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

                  (xxiv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement the Samco Purchase Agreement, the Linc Purchase Agreement or [the [Affiliated Originator] Purchase Agreement shall be unlawful, void, or voidable. None of the Seller, Samco, Linc or [Affiliated Originator] has entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables or other Transferred Property.

                  (xxv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority perfected ownership interest in the Receivables and the other Transferred Property have been made, taken or performed.

                  [(xxvi) Receivable File; One Original. The Seller has delivered to the Trustee a complete Receivable File with respect to each Receivable. There is only one original executed copy of each Receivable.]

                  (xxvii) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

                  (xxviii) Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such Receivable had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby; the terms of such Receivable have not been waived or modified in any respect.

                  (xxix) Tax Liens. As of the Cutoff Date, there is no lien against the related Financed Vehicle for delinquent taxes.

                  (xxx) Title Documents. (A) If the Receivable was originated in a State in which notation of security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document for such Receivable shows, or, if a new or replacement title document is being applied for with respect to such Financed Vehicle, the title document (or, with respect to Receivables originated in the State of Michigan, all other evidence of ownership with respect to such Financial Vehicle) will be received within 180 days and will show, the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]) named as the original secured party under the related Receivable as the holder of a first priority security interest in such Financed Vehicle and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]) named as the original secured party under the related Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document of the related Financed Vehicle has not yet been returned from the Registrar of Titles, the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]) and received written evidence from the related Dealer that such title document showing the Seller as first lienholder has been applied for.

                  (xxxi) Casualty. No Financed Vehicle related to a Receivable has suffered a Casualty.

                  (xxxii) Obligation to Dealers or Others. The Purchaser and its assignees will assume no obligation to Dealers or other originators or holders of the Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Receivables.

                  (xxxiii) Full Amount Advanced. The full amount of each Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder. The Obligor with respect to the Receivable does not have any option under the Receivable to borrow from any person additional funds secured by the Financed Vehicle.

         (c) The representations and warranties contained in this Agreement shall not be construed as a warranty or guaranty by the Seller as to the future payments by any Obligor. The sale of the CPS Receivables and other Transferred CPS Property pursuant to this Agreement shall be "without recourse" except for the representations, warranties and covenants made by the Seller in this Agreement or the Pooling and Servicing Agreement.


                                   ARTICLE IV

                                   CONDITIONS

         4.1. Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables on the Closing Date is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Purchase Agreement and shall deliver to the Purchaser the Schedule of CPS Receivables certified by the Chairman, the President, the Vice President or the Treasurer of the Seller to be true, correct and complete.

         (c) Receivable Files Delivered. The Seller shall, at its own expense, deliver the related Receivable Files to the Trustee at the offices specified in Schedule B to the Pooling and Servicing Agreement on or prior to the Closing Date.

         (d) Documents to be delivered by the Seller at the Closing.

                  (i) The CPS Assignment. On the Closing Date, the Seller will execute and deliver the CPS Assignment which shall be substantially in the form of Exhibit A hereto.

                  (ii) Evidence of UCC-1 Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the CPS Receivables and other Transferred CPS Property and the other Transferred Property conveyed hereafter as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such CPS Receivables and other Transferred CPS Property relating thereto the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.

                  (iii) Evidence of UCC-2 Filing. On the Closing Date, the Seller shall cause to be recorded and filed, at its own expense, appropriate UCC-2 termination statements (or UCC-3 termination statements, as applicable in the relevant UCC jurisdiction executed by General Electric Capital Corporation ("GECC") or First Union National Bank ("First Union"), as applicable, in each jurisdiction in which required by applicable law, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to release the interest of GECC or First Union, as applicable, in the Receivables, including without limitation, the security interests in the Financed Vehicles securing the Receivables and any proceeds of such security interests or the Receivables. The Seller shall deliver a copy of each such filing, to the Purchaser on or prior to the Closing Date.

                  (iv) Other Documents. On or prior to the Closing Date, the Seller shall deliver such other documents as the Purchaser may reasonably request.

         (e) Other Transactions. The transactions contemplated by the Pooling and Servicing Agreement, the Samco Purchase Agreement, the Linc Purchase Agreement, [the [Affiliated Originator] Purchase Agreement] and the Underwriting Agreements shall be consummated on the Closing Date.

         4.2. Conditions to Obligation of the Seller. The obligation of the Seller to sell the CPS Receivables to the Purchaser is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Receivables Purchase Price. On the Closing Date, the Purchaser will deliver to the Seller the CPS Receivables Purchase Price as provided in Section 2.1(b). The Seller hereby directs the Purchaser to wire such purchase price pursuant to wire instructions to be delivered to the Purchaser on or prior to the Closing Date.


                                    ARTICLE V

                             COVENANTS OF THE SELLER

         The Seller agrees with the Purchaser as follows; provided, however, that to the extent that any provision of this ARTICLE V conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern:

         5.1. Protection of Right, Title and Interest.

         (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Receivables and the other Transferred Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Receivables and the other Transferred Property. The Seller shall deliver to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.1(a). In the event the Seller fails to perform its obligations under this subsection, the Purchaser or the Trustee may do so at the expense of the Seller.

         (b) Name and Other Changes. At least 60 days prior to the date the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Trustee, the [Credit Enhancer] (so long as an [Enhancement Default] shall not have occurred and be continuing) and the Purchaser written notice of any such change and no later than five days after the effective date thereof, shall file appropriate amendments to all previously filed financing statements or continuation statements. At least 60 days prior to the date of any relocation of its principal executive office, the Seller shall give the Trustee, the [Credit Enhancer] (so long as an [Enhancement Default] shall not have occurred and be continuing) and the Purchaser written notice thereof if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and the Seller shall within five days after the effective date thereof, file any such amendment or new financing statement. The Seller shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (c) Accounts and Records. The Seller shall maintain accounts and records as to each CPS Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such CPS Receivable, including payments and recoveries made and payments owing (and the nature of each).

         (d) Maintenance of Computer Systems. The Seller shall maintain its computer systems so that, from and after the time of sale hereunder of the CPS Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a CPS Receivable shall indicate clearly the interest of the Purchaser in such CPS Receivable and that such Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a CPS Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the CPS Receivable shall have been paid in full or repurchased.

         (e) Sale of Other Receivables. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile, light-duty truck, van or mini-van receivables (other than the Receivables) to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any CPS Receivable, shall indicate clearly that such CPS Receivable has been sold and is owned by the Purchaser unless such CPS Receivable has been paid in full or repurchased.

         (f) Access to Records. The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable; provided, however, that the Seller's obligations under this Section 5.1(f) shall terminate upon termination of the Trust pursuant to the Pooling and Servicing Agreement.

         (g) List of Receivables. Upon request, the Seller shall furnish to the Purchaser, within five Business Days, a list of all CPS Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Schedule of CPS Receivables.

         5.2. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Pooling and Servicing Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under such Receivables against all claims of third parties claiming through or under the Seller (or, with respect to the Samco Receivables, Samco, with respect to the Linc Receivables, Linc, and [with respect to the [Affiliated Originator] Receivables, [Affiliated Originator]]); provided, however, sthat the Seller's obligations under this Section 5.2 shall terminate upon the termination of the Trust pursuant to the Pooling and Servicing Agreement.

         5.3. Chief Executive Office. During the term of the Receivables, the Seller will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

         5.4. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Receivables.

         5.5. Delivery of Receivable Files. On or prior to the Closing Date, the Seller shall deliver the Receivable Files to the Trustee at the location specified in Schedule B to the Pooling and Servicing Agreement. The Seller shall have until the last day of the second Collection Period following receipt from the Trustee of notification, pursuant to Section 2.8 of the Pooling and Servicing Agreement, that there has been a failure to deliver a file with respect to a Receivable (including a Samco Receivable, Linc Receivable or [[Affiliated Originator] Receivable] or that a file is unrelated to the Receivables identified in Schedule A to the Pooling and Servicing Agreement or that any of the documents referred to in Section 2.7 of the Pooling and Servicing Agreement are not contained in a Receivable File, to deliver such file or any of the aforementioned documents required to be included in such Receivable File to the Trustee. Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee, the Seller hereby agrees to repurchase any such Receivable from the Trust as of such last day. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount in the manner specified in Section 4.5 of the Pooling and Servicing Agreement. The sole remedy hereunder of the Trustee, the Trust or the Certificateholders with respect to a breach of this Section 5.5, shall be to require the Seller to repurchase the Receivable pursuant to this Section 5.5. Upon receipt of the Purchase Amount, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee title to the Receivable.

         5.6. Indemnification. (a) The Seller shall indemnify the Purchaser for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein.

         (b) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle.

         (c) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all taxes, except for taxes on the net income of the Purchaser, that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

         (d) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims and liabilities to the extent that such cost, expense, loss, damage, claim or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under the Agreement, or by reason of reckless disregard of the Seller's obligations and duties under the Agreement.

         (e) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against all costs, expenses, losses, damages, claims and liabilities arising out of or incurred in connection with the acceptance or performance of the Seller's trusts and duties as Servicer under the Pooling and Servicing Agreement, except to the extent that such cost, expense, loss, damage, claim or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Purchaser.

         Indemnification under this Section shall include reasonable fees and expenses of litigation and shall survive payment of the Certificates of the payment of the Certificates. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

         5.7. Sale. The Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

         5.8. Non-Petition. In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all certificates issued by the Trust or a similar trust formed by the Purchaser have been paid in full. The Purchaser and the Seller agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by the Purchaser or by the Trust.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         6.1. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         6.2. Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trustee, the [Credit Enhancer] and the Certificateholders, that (i) the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) hereof (without regard to any limitations regarding the Seller's knowledge) and (ii) the failure of the Seller to timely comply with its obligations pursuant to
Section 5.5 hereof, shall constitute events obligating the Seller to repurchase the affected Receivables (including any affected Samco Receivable, Linc Receivable or [[Affiliated Originator] Receivable]) hereunder ("Repurchase Events"), at the Purchase Amount from the Trust. Unless the breach of any of the Seller's representations and warranties shall have been cured by the last day of the second Collection Period following the discovery thereof by or notice to the Purchaser and the Seller of such breach, the Seller shall repurchase any Receivable if such Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at the Seller's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the Receivables in the aggregate, and if the Trust is materially and adversely affected by such breach, unless the breach shall have been cured by such second Collection Period, the Seller shall purchase such aggregate Principal Balance of Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Receivables in the aggregate. The provisions of this Section 6.2 are intended to grant the Trustee a direct right against the Seller to demand performance hereunder, and in connection therewith the Seller waives any requirement of prior demand against the Purchaser and waives any defaults it would have against the Purchaser with respect to such repurchase obligation. Any such purchase shall take place in the manner specified in
Section 4.5 of the Pooling and Servicing Agreement. The sole remedy hereunder of the Certificateholders, the Trust, the [Credit Enhancer], the Trustee or the Purchaser against the Seller with respect to any Repurchase Event shall be to enforce the Seller's obligation to repurchase such Receivables pursuant to this Agreement; provided, however, that the Seller shall indemnify the Trustee, the [Credit Enhancer], the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount, the Purchaser shall cause the Trustee to release the related Receivables File to the Seller and to execute and deliver all instruments of transfer or assignment, without recourse, as are necessary to vest in the Seller title to the Receivable. Notwithstanding the foregoing, if it is determined that consummation of the transactions contemplated by the Pooling and Servicing Agreement and the other transaction documents referenced in such Agreement, servicing and operation of the Trust pursuant to the Pooling and Servicing Agreement and such other documents, or the ownership of a Certificate by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended ("Code") for which no statutory exception or administrative exemption applies, such violation shall not be treated as a Repurchase Event.

         6.3. Reassignment of Purchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

         6.4. Conveyance as Sale of Receivables Not Financing. The parties hereto intend that the conveyance hereunder be a sale of the Receivables and the other Transferred Property from the Seller to the Purchaser and not a financing secured by such assets; and the beneficial interest in and title to the Receivables and the other Transferred Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder is for any reason not considered a sale, the parties intend that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of California) and applicable law, and the Seller hereby grants to the Purchaser a first priority perfected security interest in, to and under the Receivables and the other Transferred Property being delivered to the Purchaser on the Closing Date, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing payment and performance of the Certificates and the repayment of amounts owed to the Purchaser from the Seller.

         6.5. Trust. The Seller acknowledges that the Purchaser will, pursuant to the Pooling and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Purchase Agreement, the Samco Purchase Agreement, the Linc Purchase Agreement and [the [Affiliated Originator] Purchase Agreement] to the Trustee for the benefit of the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Sections 6.2 and 6.3 hereof are intended to benefit such Trust and the Certificateholders. The

Seller also acknowledges that the Trustee on behalf of the Certificateholders as assignee of the Purchaser's rights hereunder maydirectly enforce, without making any prior demand on the Purchaser, all the rights of the Purchaser hereunder including the rights under Section 6.2 and 6.3 hereof. The Seller hereby consents to such sale and assignment.

         6.6. Amendment. This Purchase Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser with the consent of the [Credit Enhancer]; provided, however, that (i) any such amendment that materially adversely affects the rights of the Class A Certificateholders under the Pooling and Servicing Agreement must be consented to by the holders of Class A Certificates representing more than [ %] of the Class A Certificate Balance and (ii) any such amendment that materially adversely affects the rights of the Class B Certificateholders under the Pooling and Servicing Agreement must be consented to by the holders of Certificates representing more than [ %] of the Class B Certificate Balance.

         6.7. Accountants' Letters. (a) [Accountants] will review the characteristics of the Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Preliminary Memorandum and the Final Memorandum; (b) The Seller will cooperate with the Purchaser and [accountants] in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in Section 6.7(a) above and to deliver the letters required of them under the Underwriting Agreements; and (c) [accountants] will deliver to the Purchaser a letter, dated the Closing Date, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Offering Documents under the captions "CPS's Automobile Contract Portfolio" and "The Receivables Pool", certain information relating to the Receivables on magnetic tape obtained from the Seller and the Purchaser and with respect to such other information as may be agreed in the form of letter.

         6.8. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         6.9. Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Purchase Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex.

         6.10. Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Purchase Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and security interests in the Financed Vehicles and the enforcement of any obligation of the Seller hereunder.

         6.11. Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Purchase Agreement shall remain in full force and effect and will survive the closing under Section 2.2 hereof.

         6.12. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under the Pooling and Servicing Agreement or as required by law.

         6.13. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Purchase Agreement. References in this Purchase Agreement to Section names or numbers are to such Sections of this Purchase Agreement.

         6.14. Third Party Beneficiaries. The parties hereto hereby expressly agree that each of the Trustee for the benefit of the Certificateholders and the [Credit Enhancer] shall be third party beneficiaries with respect to this Agreement, provided, however, that no third party other than the Trustee for the benefit of the Certificateholders and the [Credit Enhancer] shall be deemed a third-party beneficiary of this Agreement.

         6.15. Governing Law. THIS PURCHASE AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         6.16. Counterparts. This Purchase Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                    [Rest of page left intentionally blank.]

         IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                        CPS RECEIVABLES CORP.


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        CONSUMER PORTFOLIO SERVICES, INC.


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit A

                                   ASSIGNMENT

         For value received, in accordance with the Purchase Agreement dated as of [ ] between the undersigned and CPS Receivables Corp. (the "Purchaser") (the "CPS Purchase Agreement"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the CPS Purchase Agreement and the Pooling and Servicing
Agreement), all right, title and interest of the Seller in and to (i) the Receivables listed in the Schedule of CPS Receivables and, with respect to Receivables which are Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller before the Cutoff Date) and, with respect to Receivables which are Simple Interest Receivables, all monies received thereunder after the Cutoff Date, and all Liquidation Proceeds and Recoveries received with respect to such Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, such other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the CPS Receivables; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor under a Receivable or Financed Vehicle or his or her obligations with respect to a Financed Vehicle related to a CPS Receivable and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each CPS Receivable; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the CPS Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the CPS Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [ ].



                                        CONSUMER PORTFOLIO SERVICES, INC.


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                    Exhibit B
                             Schedule of Receivables

                          [To be specified at Closing]